UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 3, 2024
Date of Report (date of earliest event reported)
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Burke & Herbert Financial Services Corp.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation or organization)	001-41633 (Commission File Number)	92-0289417 (I.R.S. Employer Identification Number)
100 S. Fairfax Street Alexandria, VA 22314
(Address of principal executive offices and zip code)
(703) 666-3555
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.50	BHRB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (this “Amendment”) is an amendment to the Current Report on Form 8-K filed by Burke & Herbert Financial Corporation (the “Company”) on May 3, 2024 (the “Original Form 8-K”) concerning, among other things, the appointment of Oscar M. Bean, James P. Geary, II, Georgette R. George, Gary L. Hinkle, Jason A. Kitzmiller, H. Charles Maddy, III, Charles S. Piccirillo, and Jill S. Upson as members of the Company’s Board of Directors (the “Board”). This Amendment is being filed in accordance with Instruction No. 2 to Item 5.02 of Form 8-K solely for the purpose of disclosing the appointments of certain of such directors to certain committees of the Board. This Amendment adds to and does not otherwise amend or change any other disclosure contained in the Original Form 8-K, including the disclosure in Item 5.02 of the Original Form 8-K.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of May 3, 2024, the following directors were appointed to the Audit Committee of the Board:

•Georgette R. George
•Gary L. Hinkle
•Jason A. Kitzmiller; and
•Charles S. Piccirillo.

Effective as of May 3, 2024, the following directors were appointed to the Compensation Committee of the Board:

•Oscar M. Bean; and
•James P. Geary II.

Effective as of May 3, 2024, the following directors were appointed to the Nominating and Governance Committee of the Board:

•James P. Geary II; and
•Charles S. Piccirillo.

Effective as of May 3, 2024, the following directors were appointed to the Enterprise Risk Management Committee of the Board:

•Oscar M. Bean
•Jill S. Upson
•Jason A. Kitzmiller; and
•Gary L. Hinkle.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 9th day of May, 2024.

Burke & Herbert Financial Services Corp.

By:	/s/ Roy E. Halyama
Name:	Roy E. Halyama
Title:	Executive Vice President, CFO